SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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☐ Preliminary Proxy Statement    ☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

MTI Technology Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MTI TECHNOLOGY CORPORATION

14661 FRANKLIN AVENUE

TUSTIN, CALIFORNIA 92780

July 21, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of MTI Technology Corporation, to be held on Thursday, August 21, 2003, at the Company’s principal executive offices, 14661 Franklin Avenue, Tustin, California 92780, beginning at 10:00 a.m. local time.

The business to be conducted at the meeting includes (i) the election of two directors, (ii) ratification of the selection of independent auditors, (iii) approval of an amendment to the 2001 Stock Incentive Plan and (iv) consideration of any other matters that may properly come before the meeting and any adjournment thereof.

It is important that your shares be represented, so, even if you presently plan to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

Thomas P. Raimondi, Jr.

President, Chief Executive Officer

and Chairman of the Board of Directors

MTI TECHNOLOGY CORPORATION

14661 FRANKLIN AVENUE

TUSTIN, CALIFORNIA 92780

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 21, 2003.

The Annual Meeting of Stockholders of MTI Technology Corporation, a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices, 14661 Franklin Avenue, Tustin, California 92780, on Thursday, August 21, 2003 at 10:00 a.m., local time, for the following purposes:

(1)  to elect two members of the Board of Directors each to serve for a term of three years or until his successor is elected and qualified;

(2)  to consider and act upon the ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year ending April 3, 2004;

(3)  to approve an amendment to the 2001 Stock Incentive Plan (the “SIP”) to increase by 2,500,000 the number of shares available for grant under such plan; and

(4)  to transact any such other business as may properly come before the Annual Meeting or any adjournment thereof.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 5, 2003, containing consolidated financial statements, is included with this mailing.

The Board of Directors has fixed the close of business on June 24, 2003 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, 14661 Franklin Avenue, Tustin, California 92780 for a period of ten days prior to the Annual Meeting. The officers and directors of the Company cordially invite you to attend the Annual Meeting.

By Order of the Board of Directors

Mark A. Franzen

Secretary and Chief Financial Officer

Tustin, California

July 21, 2003

YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MTI Technology Corporation (the “Company”) for use at the Company’s Annual Meeting of Stockholders to be held on Thursday, August 21, 2003 (the “Annual Meeting”), at 10:00 a.m., local time, at the Company’s principal executive offices, 14661 Franklin Avenue, Tustin, California 92780 and any adjournment thereof. This Proxy Statement and the accompanying proxy are being sent on or about July 21, 2003 to stockholders entitled to vote at the Annual Meeting.

The Proxy

The persons named as proxyholders, Thomas P. Raimondi, Jr. and Mark A. Franzen, were selected by the Board of Directors of the Company. Mr. Raimondi is a director and an executive officer of the Company and Mr. Franzen is an executive officer of the Company.

All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the Common Stock of the Company represented by the proxy will be voted “for” the election of the directors named in this Proxy Statement, “for” the ratification of the selection of KPMG LLP as the Company’s independent auditors for the 2004 fiscal year, “for” the approval of the amendment to the SIP, and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxyholders. The Company does not presently know of any other such business. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder’s right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

Voting at the Annual Meeting

The only issued and outstanding voting securities of the Company are its shares of Common Stock, $.001 par value per share (the “Common Stock”), of which 32,974,882 shares were outstanding at the close of business on June 24, 2003. Only holders of record at the close of business on June 24, 2003 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Except as described below, the holders of the Common Stock of the Company are entitled to one vote per share on each matter submitted to a vote of the stockholders. The Company’s Bylaws do not provide for cumulative voting by stockholders.

The holders of a majority of the Company’s outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Shares represented at the Annual Meeting in person or by proxy but not voted will nevertheless be counted for the purposes of determining the presence of a quorum. Accordingly, abstentions (referred to as withheld votes with respect to the election of directors) and broker non-votes (where a broker indicates that it has not been instructed by its customer as to how to vote on particular matter and does not have discretionary voting power under the rules of the National Association of Securities Dealers (“NASD”)) will be counted for determining the presence of a quorum for the transaction of business at the Annual Meeting. Under the rules of the NASD, certain matters submitted to a vote of the stockholders are considered by the NASD to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period of time prior to the meeting.

This Proxy Statement contains three proposals requiring stockholder action. Proposal 1 requests the election of directors to the Company’s Board. Proposal 2 requests ratification of the Company’s independent auditors. Proposal 3 requests the approval of an amendment to the Company’s SIP. Each of the proposals is discussed in more detail in the pages that follow.

Proposal 1—Election of the director nominees named in this Proxy Statement—Directors are elected by a plurality of the shares of Common Stock represented and voted at the Annual Meeting. Abstentions and withheld votes will not be taken into account in determining the outcome of the election.

Proposal 2—Ratification of KPMG LLP as the Company’s independent auditors—To be ratified, the proposal must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter, and therefore broker non-votes and abstentions will have the effect of votes against the proposal.

Proposal 3—Approval of the Amendment to the Company’s 2001 Stock Incentive Plan—To be adopted, the proposal must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions will have the effect of votes against the proposal.

Solicitation

The expense of soliciting proxies, including the expense of preparing and mailing proxy solicitation materials, will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners. The Company does not anticipate paying any compensation to any other party for the solicitation of proxies.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, two individuals will be elected as directors for a three-year term and until his successor is elected and qualified. The Board of Directors has nominated Franz L. Cristiani and John Repp for election at the Annual Meeting.

On June 5, 2003, Al Melrose announced his decision to not stand for re-election to the Company’s Board of Directors. On June 24, 2003, by unanimous written consent, the Board of Directors reduced the size of the Board to seven directors, effective concurrent with the election of directors at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

The proxies given to the proxyholders will be voted or not voted as directed thereon, and if no direction is given, will be voted “FOR” approval of the nominees. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if the nominees should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other persons to the office of director as the Board of Directors may recommend in the place of such nominees.

Nominees for Director

The following table sets forth the names, ages and positions of all directors and the nominees as of June 24, 2003. A summary of the background and experience of each of these individuals is set forth after the table.

DIRECTORS

Name	Age	Position(s)	Committee(s)
Thomas P. Raimondi, Jr.	45	Chairman of the Board of Directors, President and Chief Executive Officer	Nominating
Franz L. Cristiani(1)	61	Director, Nominee	Audit
Val Kreidel	48	Director
Darcy G. Mott(2)	50	Director	Nominating
John Repp	64	Director, Nominee	Audit and Compensation
Kent D. Smith(3)	54	Director	Audit and Compensation
Ralph J. Yarro, III	38	Director	Nominating

(1)	Chairman of the Audit Committee
(2)	Chairman of the Nominating Committee
(3)	Chairman of the Compensation Committee

The Company’s Bylaws provide for the Board of Directors to be divided into three classes, with each class to be as nearly equal in number of directors as possible. At each annual meeting of stockholders, the successors to the class of directors whose term expires at that time are elected to hold office for a term of three years until their respective successors are elected and qualified, so that the term of one class of directors expires at each annual meeting. The terms of office for continuing directors expire as follows: Ms. Kreidel, 2005; Mr. Raimondi, 2005; Mr. Mott, 2004; Mr. Smith, 2004; Mr. Yarro, 2004; Mr. Cristiani, 2003; and Mr. Repp, 2003.

There are no family relationships among the directors or executive officers of the Company.

Thomas P. Raimondi, Jr. was named President and Chief Executive Officer of the Company in December 1999 and Chairman of the Board of Directors in July 2002. From April 2001 until July 2002, Mr. Raimondi was Vice Chairman of the Board of Directors. From July 1998 to December 1999, Mr. Raimondi was the Company’s Chief Operating Officer. Mr. Raimondi served as Senior Vice President and General Manager from May 1996 until July 1998 and was Vice President, Strategic Planning, Product Marketing and Director of Marketing from 1987 until May 1996. Mr. Raimondi joined the Company in 1987. Since September 1999 Mr. Raimondi has served as a member of the Board of Directors of SCO Group (“SCO”) (formerly Caldera Systems Inc.), a Linux-based software company.

Franz L. Cristiani was elected a director of the Company in December 2000. From 1976 to 1999, Mr. Cristiani was a partner with Arthur Andersen & Company (“Arthur Andersen”), specializing in accounting services offered to public companies. Mr. Cristiani is presently self-employed. Mr. Cristiani has been a member of the Board of Directors of BioMarin Pharmaceutical Inc. since June 2002. Mr. Cristiani was a member of the Board of Directors of U.S. Aggregates, Inc. from December 1999 to February 2001.

Val Kreidel was elected a director of the Company in January 1994. Ms. Kreidel has served as a financial analyst for NFT Ventures, Inc. and DSC Ventures, Inc., private investment companies, since May 1989. From May 1985 to May 1989, Ms. Kreidel served as a Vice President of Atlantic Financial Savings Bank in its Real Estate Loan Department. Since 1984, Ms. Kreidel has been employed as an analyst for The Canopy Group, Inc. (“Canopy”), a technology investment company.

Darcy G. Mott, a certified public accountant, was elected a director of the Company in July 2002. Mr. Mott has served as Vice President, Treasurer and Chief Financial Officer of Canopy since May 1999. Prior to joining Canopy, Mr. Mott served as Vice President and Treasurer of Novell, Inc., a provider of Internet business solutions, from December 1995 to September 1998. Prior to that and since September 1986, Mr. Mott served in various other financial management positions for Novell, Inc. Mr. Mott worked for Arthur Andersen as a staff accountant from 1977 to 1980, as an audit senior from 1980 to 1983 and as an audit manager from 1983 to 1986. Mr. Mott has served as a member of the Board of Directors of Altiris, Inc. (“Altiris”), a systems management software company, since May 2000, and of SCO since March 2002. Mr. Mott also serves as a member of the Board of Directors of various privately held companies.

John Repp has been a director of the Company since February 1998. Mr. Repp has been a sales consultant to several technology firms, including the Company, since 1996. From 1989 to 1995, Mr. Repp was the Vice President of Sales for Seagate Technology, Inc. (“Seagate”), a software developer and manufacturer of disk drives. Prior to joining Seagate, Mr. Repp spent twenty-two years with Control Data Corporation in various positions in sales and operations.

Kent D. Smith was elected a director of the Company in August 2001. Mr. Smith has been Vice President, Sales of Wily Technology Inc. since June 2002. Mr. Smith was a partner with Smith, Diamond and Associates, a consulting firm specializing in sales and services consulting for technology companies, from February 2001 to June 2002. From 1995 to 2001, Mr. Smith was an Executive Vice President for Worldwide Sales with Legato Systems, Inc. (“Legato”), an organization that delivers worldwide enterprise class software solutions and services. Prior to that, Mr. Smith was Chief Operating Officer of Legato. From 1994 to 1995, Mr. Smith was Vice President, Emerging Market Products for Verifone, Inc. (“Verifone”), a global provider of secure electronic payment solutions for financial institutions, merchants and consumers. Prior to joining Verifone, Mr. Smith served as General Manager of IBM Corporation, China, from 1989 to 1993, and as a sales representative, sales manager, sales executive and regional manager of IBM Corporation from 1974 to 1988.

Ralph J. Yarro, III was elected a director of the Company in March 2000. Mr. Yarro has worked for Canopy since April 1995 and is currently Canopy’s President, Chief Executive Officer and a member of its Board of Directors. Mr. Yarro is also the Chairman of the Board of Directors of SCO. Mr. Yarro has been the Chairman of the Board of Altiris since August 1998.

On July 11, 2002, Mr. Raymond J. Noorda announced his resignation from the Company’s Board of Directors after fifteen years of service as its Chairman. On June 5, 2003, Mr. Melrose announced his decision to not stand for re-election to the Company’s Board of Directors after four years of service.

Directors’ Fees and Options

Each non-employee director received meeting fees of $2,500 for each meeting of the Board of Directors attended between April 7, 2002 to October 5, 2002, and was reimbursed for expenses incurred in attending the meetings. Effective October 6, 2002, each non-employee director received annual compensation in the amount of $25,000, paid quarterly at the beginning of each fiscal quarter. In addition, each Compensation Committee member, Audit Committee member and Chair of the Audit Committee received annual fees of $2,500, $5,000 and $5,000, respectively. The Company’s employee director, Mr. Raimondi, did not receive any cash compensation for serving on the Board of Directors for the fiscal year ended April 5, 2003, but was reimbursed for expenses incurred in attending the meetings. Since February 1999, the Company has included each non-employee director with the named executives of the Company in the Company’s executive medical plan. During fiscal 2003, the Company paid $11,777, $8,266 and $7,137 for medical expenses not otherwise covered by insurance for Messrs. Repp, Cristiani and Melrose, respectively.

The Company paid Mr. Melrose $122,349 during the fiscal year ended April 5, 2003 for consulting services related to both public and investor relations. In addition, on March 3, 2003, Mr. Melrose entered into an Independent Contractor Agreement with the Company under which Mr. Melrose agreed to provide consulting services on investor and public relations.

Since March 2000, the Company has included each non-employee director with the named executives of the Company in the Company’s investment and tax planning program. During fiscal year 2003, no expenses were reimbursed to, or fees incurred on behalf of, any director under this program.

Each non-employee director of the Company is granted a nonqualified option to purchase 50,000 shares of Common Stock under the 2001 Non-Employee Director Option Program (the “Program”) upon election or appointment to the Board of Directors. These options will vest and become exercisable in three equal installments on each anniversary of the grant date. In addition, the Program provides that each non-employee director who is a director immediately prior to an annual meeting of the Company’s stockholders and who continues to be a director after such meeting, provided that such director has served as such for at least 11 months, will be granted an option to purchase 25,000 shares of Common Stock. Options granted under the Program vest and become appreciable in three equal installments on each anniversary of their respective grant date. On July 19, 2002, the Company granted Mr. Mott an option to purchase 50,000 shares of Common Stock with an exercise price of $0.57 and on September 5, 2002, the Company granted Mr. Cristiani, Ms. Kreidel, Mr. Melrose, Mr. Repp, Mr. Smith and Mr. Yarro each an option to purchase 25,000 shares of Common Stock with an exercise price of $0.27.

Committees of the Board

The Company’s Board of Directors currently has three committees, the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee.    The members of the Audit Committee during fiscal year 2003 were Messrs. Cristiani, Repp and Smith. Mr. Melrose resigned as a member of the Audit Committee as of September 21, 2002 and Mr. Smith became a member of the Audit Committee as of November 13, 2002. Mr. Noorda, who was a member of the Audit Committee, resigned from the Board of Directors and all committees on which he served on July 11, 2002. On June 20, 2003, the Company’s Board of Directors adopted the amended and restated written charter for the Audit Committee, a copy of which is attached as Appendix B to this Proxy Statement. The Board of Directors has determined that the members of the Audit Committee are independent, as that term is defined in Rule 4200(a)(14) of the Nasdaq Rules. Nasdaq has proposed rules with respect to the determination of director independence. In accordance with these proposed rules, the Board of Directors of the Company must determine that an independent director has no material relationship with the Company other than as a director. The proposed rules specify the criteria by which the independence of directors is to be determined, including strict guidelines for directors and their immediate families with respect to ownership of the Company’s securities, past employment or affiliation with the Company or its independent auditor. The proposed rules also prohibit Audit Committee members from any direct or indirect financial relationship with the Company (other than in their capacity as directors and Audit Committee members), and restrict both commercial and not-for-profit relationships of all directors with the Company. The Board of Directors believes that the current members of its Audit Committee are independent with respect to the proposed Nasdaq rules. The functions of the Audit Committee include:

•	appointing, compensating and overseeing of the Company’s independent auditors;

•	overseeing the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements;

•	discussing the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	establishing procedures for receiving, processing and retaining complaints (including anonymous complaints) received by the Company concerning accounting controls or auditing issues;

•	engaging independent advisers, such as legal counsel and accounting advisers, to assist the Audit Committee in meeting its obligations;

•	approving any significant non-audit relationship with the Company’s independent auditors;

•	reviewing and approving all related party transactions;

•	discussing earnings press releases and financial information and earning guidance provided to analysts and rating agencies;

•	discussing policies with respect to risk assessment and risk management;

•	meeting, separately and periodically, with management, internal auditors and independent auditors;

•	producing, at least annually, a report evaluating the performance of the Audit Committee; and

•	producing an annual report for inclusion in the Company’s Proxy Statement, in accordance with applicable rules and regulations.

Mr. Cristiani was a partner with Arthur Andersen from 1976 to 1999, specializing in public companies. The Board of Directors has determined, in accordance with Section 407 of the Securities Exchange Act of 1934, as amended, that Mr. Cristiani is an “Audit Committee financial expert.”

Compensation Committee.    The members of the Compensation Committee during fiscal year 2003 were Messrs. Repp, Melrose and Smith. Mr. Noorda, who was a member of the Compensation Committee, resigned from the Board of Directors and all committees on which he served on July 11, 2002. Mr. Melrose, who is a member of the Compensation Committee, announced on June 5, 2003, his decision to not stand for re-election to the Company’s Board of Directors. Nasdaq has proposed rules regarding the independence of members on the Compensation Committee which are not yet in effect. While the Company cannot be certain until final rules are adopted, the Company believes that the members of its Compensation Committee are independent within the meaning of the proposed rules and, in any case, those directors are not employees of the Company. The Compensation Committee reviews and approves salary and bonus levels and stock option grants for executive officers and administers the Company’s SIP.

Nominating Committee.    The members of the Nominating Committee during fiscal year 2003 were Messrs. Mott, Raimondi and Yarro. The Nominating Committee identifies individuals qualified to become members of the Board of Directors, and selects, or recommends that the Board of Directors select, the director nominees for the next annual meeting of stockholders. In addition, the Nominating Committee reviews nominations for positions on the Board of Directors recommended by stockholders in accordance with the Bylaws and monitors the procedures set forth in the Bylaws for such nominations. The Nominating Committee will consider Board of Directors nominee recommendations by stockholders which are timely submitted in writing to the Company’s Secretary, together with biographical and business experience information regarding the nominee and other information that is required by the Company’s Bylaws.

Compensation Committee Interlocks and Insider Participation

As of April 5, 2003, the Compensation Committee consisted of Messrs. Melrose, Repp and Smith. None of these persons is or has been an officer or employee of the Company or any of its subsidiaries. In addition, there is no Compensation Committee interlocks between the Company and other entities involving its executive officers and members of the Board of Directors who serve as executive officers of such entities. During fiscal year 2003, Mr. Melrose provided investor relations/public relations consulting services to the Company for which he was paid an aggregate of $122,349. Mr. Noorda who was a member of the Compensation Committee, resigned from the Board of Directors and all committees on which he served on July 11, 2002. On June 5, 2003, Mr. Melrose, who is a member of the Compensation Committee, announced his decision to not stand for re-election to the Company’s Board of Directors.

Attendance at Board and Committee Meetings

During the fiscal year ended April 5, 2003, the Board of Directors met 11 times. In addition, the Audit Committee and Compensation Committee met 7 and 6 times, respectively. There have been no meetings of the Nominating Committee. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

Executive Officers

The following table sets forth the names and ages of all executive officers of the Company as of June 24, 2003. A summary of the background and experience of each of these individuals is set forth below.

Name	Age	Position(s)
Thomas P. Raimondi, Jr	45	Chairman, President and Chief Executive Officer
Keith C. Clark	49	Senior Vice President Worldwide Operations
Mark A. Franzen	58	Chief Financial Officer and Secretary
Kevin O. Clark	50	Senior Vice President of Sales
Todd Schaeffer	36	Vice President, Corporate Controller and Chief Accounting Officer

Thomas P. Raimondi, Jr. was named President and Chief Executive Officer of the Company in December 1999 and Chairman of the Board of Directors in July 2002. From April 2001 until July 2002, Mr. Raimondi was Vice Chairman of the Board of Directors. From July 1998 to December 1999, Mr. Raimondi was the Company’s Chief Operating Officer. Mr. Raimondi served as Senior Vice President and General Manager from May 1996 until July 1998 and was Vice President, Strategic Planning, Product Marketing and Director of Marketing from 1987 until May 1996. Mr. Raimondi joined the Company in 1987. Since September 1999 Mr. Raimondi has served as a member of the Board of Directors of SCO.

Keith C. Clark was named our Senior Vice President Worldwide Operations in February 2003. Mr. Clark was our Senior Vice President and General Manager Europe from April 2000 to February 2003 and our Vice President European Operations from June 1994 to April 2000. Mr. Clark joined the Company in January 1990 as European Client Services Manager. Before joining the Company, Mr. Clark served in a number of senior-management positions within Europe during a ten-year period for System Industries, Inc., a data-storage company in the DEC marketplace.

Mark A. Franzen was named our Chief Financial Officer and Secretary in June 2002. Before joining MTI, from November 1999 to June 2002, Mr. Franzen was Chief Financial Officer of Y Media Corporation, a start-up company in the digital imaging fabless semiconductor industry. Mr. Franzen served as Chief Financial Officer for various hi-tech companies from March 1980 to June 1999 including Storage Concepts, Level One Communications and Micro Peripherals, Inc. He served as Chief Financial Officer for R&G Sloane Manufacturer, a manufacturer of molded and excluded plastic from August 1975 to March 1980, and Senior Audit Manager for Price Waterhouse from January 1967 to July 1975.

Kevin O. Clark was named Senior Vice President of Sales in September 2002. From January 2000 through September 2002, Mr. Clark served as Regional Vice President of Sales for the Mid-Atlantic and Federal Systems division. Mr. Clark served as Regional Sales Manager for the Western Sales Region from January 1999 through December 1999. Mr. Clark held multiple sales management positions since April 1988, when he joined the Company.

Todd Schaeffer was named Vice President, Corporate Controller and Chief Accounting Officer in September 2001. Mr. Schaeffer served as Director of Accounting and Finance from June 2000 to September 2001 and Manager of Financial Planning and Analysis from June 1998 to May 2000. Mr. Schaffer joined the Company in 1995 and was our Senior Financial Analyst from February 1995 to June 1998. Before joining MTI, from September 1992 to February 1995, Mr. Schaeffer was a Senior Accountant at KPMG LLP.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires that the Company’s executive officers and directors file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission (“SEC”). Based solely on its review of the Forms 3, 4 and 5 filed on behalf of its executive officers and directors, the Company believes that, during the fiscal year ended April 5, 2003, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with pursuant to the SEC rules.

Voting Securities and Principal Holders Thereof

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 2, 2003 by (i) each person known by the Company to own more than 5% of such shares, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and each of its named executive officers at April 5, 2003, and (iv) all directors and executive officers as a group. As of June 2, 2003, there were 32,974,069 issued and outstanding shares of Common Stock of the Company, not including treasury shares or shares issuable upon exercise of options or warrants. Ownership information has been supplied by the persons concerned.

	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percent
The Canopy Group, Inc.(3) 333 South 520 West, Suite 300 Lindon, Utah 84042	14,463,285	43.86%
Thomas P. Raimondi, Jr.(4)	988,475	2.92%
Franz L. Cristiani(5)	60,000	*
Val Kreidel(6)	125,000	*
Al Melrose(7)	88,500	*
Darcy G. Mott(8)	14,479,952	43.89%
John Repp(9)	55,000	*
Kent D. Smith(10)	16,667	*
Ralph J. Yarro, III(11)	14,723,910	44.32%
Mark A. Franzen(12)	125,000	*
Keith C. Clark(13)	438,962	1.31%
Todd Schaeffer(14)	125,705	*
Kevin O. Clark(15)	213,688	*
All directors and officers as a group (12 persons)(16)	16,977,574	47.96%

*	Less than 1%
(1)	Unless otherwise indicated, the address for each beneficial owner is 14661 Franklin Avenue, Tustin, CA 92780.
(2)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in this table have sole voting and investment power with respect to all shares.
(3)	Based on the Schedule 13D filed with the SEC on April 25, 2001.
(4)	Includes 909,475 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(5)	Represents 60,000 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(6)	Represents 125,000 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(7)	Represents 88,500 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(8)	Represents shares owned by Canopy, plus 16,667 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003. Mr. Mott is Vice President, Treasurer and Chief Financial Officer of Canopy. Except to the extent of his pecuniary interest therein, Mr. Mott disclaims beneficial ownership of all shares held by Canopy.
(9)	Represents 55,000 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(10)	Represents 16,667 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(11)

Represents shares owned by Canopy, 10,000 shares owned by Mr. Yarro, plus 250,625 shares issuable upon exercise of options and warrants exercisable within 60 days of June 2, 2003. Mr. Yarro is President, Chief

Executive Officer and a member of the Board of Directors of Canopy. Except to the extent of his pecuniary interest therein, Mr. Yarro disclaims beneficial ownership of all shares held by Canopy.
(12)	Represents 125,000 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(13)	Includes 438,750 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(14)	Represents 125,705 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(15)	Represents 213,688 shares issuable upon exercise of options exercisable within 60 days of June 2, 2003.
(16)	Represents shares held by entities affiliated with directors and executive officers of the Company as described above, including an aggregate of 2,425,077 shares issuable upon exercise of stock options and warrants exercisable within 60 days of June 2, 2003.

Compensation of Directors and Executive Officers and Other Information

The following table sets forth for each of the Company’s last three completed fiscal years the compensation of Thomas P. Raimondi, Jr., the Company’s Chairman, President and Chief Executive Officer, and the four most highly compensated executive officers as of the fiscal year ended April 5, 2003, other than Mr. Raimondi whose total annual salary and bonus for the last fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation					Long Term Compensation Awards Number of Securities Underlying Options (#)	All Other Compensation ($)
		Salary ($)		Bonus ($)	Other Annual Compensation ($)
Thomas P. Raimondi, Jr. President, Chief Executive Officer and Chairman of the Board	2003 2002 2001	353,687 398,846 441,346		— — —	* * *		336,000 53,125 400,000	18,653 19,934 29,363	(1) (1) (1)

Kevin O. Clark (2) Senior Vice President, U.S. Sales	2003	326,451		—	*		100,000	4,128	(3)

Mark A. Franzen (4) Secretary and Chief Financial Officer	2003 2002 2001	279,914 — —		25,000 — —	* — —		250,000 — —	17,603 — —	(5)

Keith C. Clark Senior Vice President, Worldwide Operations	2003 2002 2001	302,619 271,908 244,445	(6) (6) (6)	— — 19,784	31,821 * *	(7)	250,000 31,250 175,000	6,111 3,132 3,209	(8) (8) (8)

Todd Schaeffer (9) Vice President, Corporate Controller and Chief Accounting Officer	2003 2002 2001	160,625 125,942 —		5,000 154 —	* * —		55,000 55,579 —	884 — —	(3)

*	Amount does not exceed the lesser of $50,000 or ten percent of the total annual salary and bonus reported for the individual.
(1)	Includes the amounts of $18,013, $19,081 and $28,510 for medical reimbursements for fiscal year 2003, 2002 and 2001, respectively. Also includes the amounts of $640, $853 and $853 for life insurance premium paid by the Company for fiscal year 2003, 2002 and 2001, respectively, with respect to term life insurance for the benefit of the Named Executive Officers.

(2)	Mr. Clark was elected as an officer of the Company on September 5, 2002.
(3)	Represents medical reimbursements.
(4)	Mr. Franzen joined the Company on June 10, 2002.
(5)	Includes the amount of $13,354 for medical reimbursements and $4,249 for life insurance premium paid by the Company with respect to term life insurance for the benefit of the Named Executive Officers.
(6)	Mr. Clark’s salary was paid in Euro. The annual increments were due to the weakening U.S. dollar against the Euro.
(7)	Represents the amount of $17,024 for auto allowance and $14,797 for pension.
(8)	Includes the amount of $2,732 for medical reimbursements for fiscal year 2003. Also includes the amounts of $3,379, $3,132 and $3,209 for life insurance premium paid by the Company for fiscal year 2003, 2002 and 2001, respectively, with respect to term life insurance for the benefit of the Named Executive Officers.
(9)	Mr. Schaeffer was elected as an officer of the Company on September 20, 2001.

Summary of Option Grants

The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended April 5, 2003 to each of the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price ($/Sh)(1)	Expiration Date	Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
					5% ($)	10% ($)
Thomas P. Raimondi, Jr(3)	336,000	10%	0.55	07/03/2012	116,220	294,524
Kevin O. Clark(3)	100,000	3%	0.55	07/03/2012	34,589	87,656
Mark A. Franzen(3)	250,000	7%	0.46	06/24/2012	72,323	183,280
Keith C. Clark(3)	250,000	7%	0.55	07/03/2012	86,473	219,140
Todd Schaeffer(3)	55,000	2%	0.55	07/03/2012	19,024	48,211

(1)	Based on an aggregate of 3,555,740 options granted to directors and employees of the Company in fiscal year 2003, including the Named Executive Officers.
(2)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the option holder is possible unless the stock price increases over the option term.
(3)	Mr. Raimondi’s option grant to purchase 336,000 shares will fully vest on July 3, 2004.
Mr. Clark’s option grant to purchase 100,000 shares will fully vest on July 3, 2004.
Mr. Franzen’s option grant to purchase 250,000 shares will fully vest on June 24, 2004.
Mr. Clark’s option grant to purchase 250,000 shares will fully vest on July 3, 2004.
Mr. Schaeffer’s option grant to purchase 55,000 shares will fully vest on July 3, 2004.
All options grants presented within this table have provisions accelerating the vesting in the event of a change in control.

Summary of Options Exercised

The following table sets forth information concerning exercises of stock options during the year ended April 5, 2003 by each of the Named Executive Officers and the value of unexercised options at April 5, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized(1) ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)	Value of Unexercised In-the-money Options at Fiscal Year End($)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable(2)
Thomas P. Raimondi, Jr	—	—	733,663/343,812	15,583/265,440
Kevin O. Clark	—	—	144,782/144,218	6,417/79,000
Mark A. Franzen	—	—	— /250,000	— /220,000
Keith C. Clark	—	—	301,250/312,500	9,167/197,500
Todd Schaeffer	—	—	82,736/79,843	— /43,450

(1)	Value realized is based on estimated fair market value of Common Stock on the date of exercise minus the exercise price.
(2)	Value is based on the closing price of the Company’s Common Stock on the Nasdaq SmallCap Market as of April 4, 2003 ($1.34), minus the exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information about stock of the Company that may be issued upon exercise of options under all of the Company’s equity compensation plans as of April 5, 2003.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price per share of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	10,631,322	$5.1511	5,049,111	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	10,631,322	$5.1511	5,049,111

(1)	Includes 1,190,434 shares of Common Stock available for future issuance under the 2001 Employee Stock Purchase Plan. Also, includes an increase of 2,500 shares issuable over the term of the SIP, approved by the Board of Directors on June 24, 2003.

Severance Agreements

The Company has entered into Severance Agreements with all Named Executive Officers. These agreements have two-year terms and are automatically renewable for successive one-year terms thereafter. Pursuant to their terms, if the executive’s employment with the Company is terminated within 12 months of a change in control of the Company (as defined in the agreement), the level of benefits the executive will receive depends on the reason for such termination. If the termination is for cause (as defined in the agreement), by reason of the executive’s disability or death or by the employee for other than “good reason” (as defined in the agreement), the Company will pay the employee all accrued, unpaid compensation, and, except where terminated by the Company for cause, a pro rata portion of the annual bonus under the bonus plan. If the executive is terminated for any other reason by the Company or the executive terminates his employment with “good reason,” the Company will pay to the executive (i) all accrued, unpaid compensation, (ii) a pro rata portion of the annual bonus under the bonus plan and (iii) an amount equal to one year of annual base salary and annual bonus under the bonus plan, and, for a period of 12 months following termination, will provide the executive and his dependents medical insurance benefits.

Compensation Committee Report on Executive Compensation

The Compensation Committee, consisting of Messrs. Repp, Melrose and Smith is responsible for establishing and administering the policies that govern the compensation of executive officers, including the Chief Executive Officer and the other Named Executive Officers. Mr. Noorda, who was a member of the Compensation Committee, resigned from the Board of Directors and all committees on which he served on July 11, 2002. On June 5, 2003, Mr. Melrose announced his decision to not stand for re-election to the Company’s Board of Directors. The Compensation Committee has furnished the following report on executive compensation:

COMPENSATION COMMITTEE REPORT

The Compensation Committee (“Committee”) of the Board of Directors reviews and administers the Company’s various incentive plans, including the cash compensation levels of members of management, the Company’s bonus plan and the Company’s stock incentive plans.

General Compensation Policy.    The Committee’s fundamental compensation policy is to make a substantial portion of an executive’s total potential compensation contingent upon the financial performance of the Company. Accordingly, in addition to each executive’s base salary, the Company offers the opportunity for an annual cash bonus which is tied to the Company’s achievement of financial performance goals, and stock option awards to provide incentives to the executive officers through an equity interest in the Company. The Committee believes that the stockholders benefit by aligning the long-term interests of stockholders and employees.

Base Salary.    For the fiscal year 2003, the Committee reviewed the recommendations of the Chief Executive Officer as to proposed base salaries for all executives other than the Chief Executive Officer.

The Committee performed an annual review of the base salary of each of the executive officers with reference to the executive’s performance, level of responsibility and experience to determine whether the current base salary is appropriate and competitive. The Committee evaluated the reasonableness of the base salary based upon the median salary range paid to executive officers with comparable duties at companies of similar size in the same geographic area in the computer technology industry. No specific quantitative weight was given to any particular performance measurement. The Committee intends to reevaluate executive base salaries versus current market conditions in fiscal year 2004.

Salary Reductions.    In conjunction with the reduced economic results experienced by the Company during fiscal year 2001, and which was projected to continue during fiscal year 2002, the Committee approved on July 9, 2001 a six-month salary reduction for the majority of employees. During the six-month period following July 9, 2001, base salaries for employees earning $150,000 or more were reduced by ten percent and base salaries for employees earning between $50,000 and $149,999 were reduced by five percent. In conjunction with these salary reductions, the Company granted stock options to those employees, which options vested on January 10, 2002 and will expire on July 9, 2011. The stock options were granted at the fair market value on such date. The employee was granted options valued as of the market close on July 9, 2001 at one-and-one-half times the dollar value of the salary reductions they experienced. 50% of the salary reduction was reinstated on January 25, 2002, for the employees except those employees who were promoted and received salaries commensurate with their new job responsibilities during the six-month reduction period noted above.

Stock Option Awards.    The Company has granted stock options under its various stock option plans generally at prices equal to the fair market value of the Company’s Common Stock at the date of grant. In addition to the grants in conjunction with the salary reductions described above, grants to executive officers are based on their responsibilities and relative positions in the Company and are considered an integral component of total compensation. The Committee believes the granting of options to be beneficial to stockholders, because such grants increase management’s incentive to enhance stockholder value. Option grants were proposed by the Chief Executive Officer and reviewed by the Committee based on the individual’s overall performance. No specific quantitative weight was given to any particular performance measure. The Committee believes that stock option grants are necessary to retain and motivate key employees of the Company.

Chief Executive Officer Compensation.    The base salary of Mr. Raimondi, the Chief Executive Officer, was recommended by the Committee and approved by the Board of Directors. The Committee reviewed the salaries of comparable executive officers at companies of similar size and in the same geographic area as the Company and in the computer industry. Mr. Raimondi participated in the same salary reduction and executive compensation plans as those described above for the other executive officers. Mr. Raimondi did not receive a cash bonus for fiscal 2003. Mr. Raimondi was awarded options to purchase 336,000 shares of Common Stock during fiscal 2003.

Policy Regarding Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code (the “Code”) provides that for federal income tax purposes, the otherwise allowable deduction for compensation paid or accrued to a covered employee of a publicly held corporation is limited to no more than $1 million per year. The Company is not presently affected by Section 162(m) because, for the fiscal year ended April 5, 2003, no executive officer’s compensation exceeded $1 million, and the Company does not believe that the compensation of any executive officer will exceed $1 million for the 2004 fiscal year. Options granted under the Company’s SIP will be considered performance-based compensation. As performance-based compensation, compensation attributable to options granted under the SIP and awarded to covered employees will not be subject to the compensation deduction limitations of Section 162(m).

COMPENSATION COMMITTEE

Al Melrose

John Repp

Kent D. Smith

The foregoing Compensation Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the foregoing Compensation Committee Report by reference in any such document.

REPORT OF THE AUDIT COMMITTEE

June 20, 2003

The Audit Committee members are: Franz Cristiani, John Repp and Kent Smith. The Audit Committee assists the Board of Directors in monitoring the integrity of the Company’s financial statements, the Company’s compliance with legal requirements and the Company’s internal and independent auditors. The Company’s management has primary responsibility for the Company’s financial statements as well as well as maintaining and monitoring a system of appropriate internal controls.

The Board of Directors has adopted an amended and restated Charter for the Audit Committee, a copy of which is attached as Appendix B to the Proxy Statement.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended April 5, 2003.

The Audit Committee has reviewed and discussed with KPMG LLP, the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees” (concerning the accounting methods used in the financial statements), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, “Independence Discussions with Audit Committees” (concerning matters that may affect an auditor’s independence), as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 5, 2003.

The Audit Committee has also considered and decided that the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Audit Committee

Franz Cristiani, Chairman

John Repp

Kent Smith

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

Company Stock Price Performance

The following performance graph assumes an investment of $100 on March 31, 1998 and compares the change to April 4, 2003 in the market prices of the Common Stock with a broad market index (Nasdaq Stock Market — U.S.) and an industry index (Nasdaq Computer Manufacturer Index). The Company paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

The following Company Stock Price Performance graph shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the following Company Stock Price Performance graph by reference in any such document.

Certain Relationships and Related Transactions

On July 27, 1999, the Company entered into an agreement with SCO to purchase 5,333,333 shares of common stock of SCO, approximately 25% of the then outstanding capital stock, for a purchase price of $6,000,000. On March 14, 2002, SCO’s shareholders approved a proposal effecting a one-for-four reverse split of its common stock. After the reverse split, the Company owned 1,333,333 shares of SCO’s common stock. The Company sold 1,800 shares and 142,500 shares on April 1, 2002 and April 8, 2002, respectively. On June 26, 2002, the Company entered into an agreement with SCO, whereby SCO agreed to purchase all of the approximately 1,190,000 shares of SCO common stock held by the Company at a per share purchase price of $0.94, for a total of approximately $1,100,000. The transaction was completed on July 23, 2002. Canopy currently owns approximately 56% of the remaining issued and outstanding shares of SCO. Raymond J. Noorda, who was Chairman of the Board of Directors of the Company until July 11, 2002, when he resigned, was the Chairman of the Board of Directors and the Vice President of Canopy. Mr. Noorda resigned as a member of the Board of Directors of SCO in March 2002. In addition, Thomas P. Raimondi, Jr., our President, Chief Executive Officer and Chairman of the Board of Directors, is also a member of the Board of Directors of SCO. Mr. Yarro, a director of our Company, is President, Chief Executive Officer and a member of the Board of Directors of Canopy and is Chairman of the Board of Directors of SCO. Mr. Mott, a director of our Company, is Vice President, Treasurer and Chief Financial Officer of Canopy.

On December 5, 2002, the Company terminated its loan agreement with Canopy and paid the outstanding balance of $1,685,295. The Canopy loan agreement was entered into on June 27, 2002, allowing the Company, subject to certain conditions, to borrow up to an aggregate of $7,000,000 at an interest rate of nine percent per annum under a revolving line of credit. The line was secured by a security interest in substantially all of the Company’s assets. Ralph J. Yarro, III, one of the Company’s directors, is also a director, President and Chief Executive Officer of Canopy. Darcy G. Mott, one of the Company’s directors, is also a Vice President, Treasurer and Chief Financial Officer of Canopy. Canopy beneficially owns approximately 44% of the Company’s outstanding Common Stock.

In November 2002, the Company entered into an agreement with Comerica Bank for a line of credit of $7,000,000 at an interest rate equal to the prime rate. The line of credit is secured by a letter of credit that is guaranteed by Canopy. Canopy’s guarantee was to mature on November 30, 2003, but on June 30, 2003, the Company received an extension on the letter of credit for $7,000,000 until June 30, 2004.

During fiscal year 2003, the Company sold goods and services totaling $104,064 to Center 7, Inc. (“Center 7”), a subsidiary of Canopy. These sales were made in the ordinary course of business on the Company’s standard terms and conditions. Effective March 1, 2003, the Company outsource its non-prime time domestic CRC Operations to Center 7 for a fixed monthly charge of $3,000.

During fiscal year 2003, the Company purchased software products and support services totaling $337,460 from Legato. Mr. Smith, a member of the Company’s Board of Directors, was an Executive Vice President for Worldwide Sales with Legato until January 2001. These sales were made in the ordinary course of business on the Company’s standard terms and conditions.

During fiscal year 2003, the Company paid Mr. Melrose $122,349 for consulting services related to public and investor relations.

The Company’s certificate of incorporation authorizes the Company to enter into indemnification agreements with each of its directors and officers. The Company has entered into indemnification agreements with its directors and officers, which provide for the indemnification of the Company’s directors or officers against any and all expenses, judgments, fines, penalties and amounts paid in settlement, to the fullest extent permitted by law.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT BY THE AUDIT  COMMITTEE OF INDEPENDENT AUDITORS

KPMG LLP currently serves as the Company’s independent auditors. KPMG LLP has been the principal certified public accounting firm utilized by the Company since March 1986. During this time, KPMG LLP has audited the Company’s consolidated financial statements, made limited reviews of the interim financial reports, reviewed filings with the SEC and provided general advice regarding related accounting matters. The Audit Committee has appointed KPMG LLP to serve as the Company’s independent auditors to conduct an audit of the Company’s consolidated financial statements for the fiscal year ending April 3, 2004.

Appointment of the Company’s independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit Committee has recommended that the Board of Directors submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Audit Committee has considered whether KMPG LLP’s provision of any professional services other than its audit of the Company’s annual financial statements and reviews of quarterly financial statements is compatible with maintaining such auditor’s independence. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the stockholders.

Audit, Audit-Related and Tax Fees.    The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements in fiscal year 2002 and 2003, and fees billed for other services rendered by KPMG LLP.

	Audit Fees($)	Audit-Related Fees($)(1)	Tax Fees($)(2)
2003	349,000	4,200	170,000
2002	415,800	41,100	320,700

(1)	Audit related fees consisted principally of reviews of registration statements, issuance of consents and audits of financial statements of certain employee benefit plans.
(2)	Other non-audit fees consisted principally of tax compliance and tax consulting services.

Financial Information Systems Design and Implementation Fees

KPMG LLP performed no services and no fees were incurred or paid relating to financial information systems design and implementation during the 2003 fiscal year.

All Other Fees

No other services and no other fees were incurred or paid to KPMG LLP during the fiscal year ended April 5, 2003.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, the Company’s management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including review of registration statements, issuances of consents, due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other fees are those associated with services not captured in the other categories. The Company generally doesn’t request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Board Recommendation and Vote Required

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS. To be ratified, the proposal must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter, and therefore broker non-votes and abstentions will have the effect of votes against the proposal. Proxies solicited by management for which no specific direction is included will be voted “for” the appointment of KPMG LLP as the Company’s independent auditors.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN

The Board of Directors has recommended that the stockholders approve the amendment to the SIP to increase by 2,500,000 the number of shares available for grant under such plan.

On July 11, 2001, the Company’s stockholders approved and adopted the SIP, and an aggregate of 4,000,000 shares of Common Stock were reserved for issuance under the SIP and available for grant thereunder, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company. In addition, each January 1, the aggregate number of shares of Common Stock shall be increased by a number equal to three percent (3%) of the number of shares of Common Stock outstanding as of December 31 of the immediately preceding calendar year. Notwithstanding this, the maximum aggregate number of shares of Common Stock available for grant of incentive stock options shall be 4,000,000 shares, and such number is not subject to annual adjustment.

On June 24, 2003, the Board approved, subject to approval by the stockholders, the amended Stock Incentive Plan (the “Amended SIP”) to increase the number of shares issuable over the term of the SIP by 2,500,000 shares. Under the Amended SIP, the maximum aggregate number of shares of Common Stock available for grant of incentive stock options shall be 6,500,000 shares, and such number is not subject to annual adjustment.

The Amended SIP limits the number of options and stock appreciation rights which may be awarded to a participant in any fiscal year to 400,000 shares. However, in connection with his or her initial commencement of services with the Company, a participant in the Amended SIP may be granted stock options or stock appreciation rights for up to an additional 600,000 shares, which shall not count against the limit set forth in the previous sentence. The purpose of this limitation is to ensure that any options or stock appreciation rights granted under the Amended SIP will qualify as “performance-based compensation” under Code Section 162(m) and therefore be exempt from the compensation deduction limit under Code Section 162(m).

On June 24, 2003, the Board unanimously approved, subject to approval by the stockholders, the amendment of the Amended SIP to increase by 2,500,000 the number of shares available for grant under the plan, to bring the maximum aggregate number of shares which may be issued pursuant to all awards to 8,461,910, after taking into account the automatic increases, pursuant to the terms of the SIP, effective on December 31, 2001 and December 31, 2002, equal to three percent of the number of shares of Common Stock outstanding as of each such date. Upon approval by the stockholders, available shares for future grants under the SIP will be 4,066,489.

Based on historical rates of options granted under the Amended SIP, the Company may not otherwise have a sufficient number of shares available for future grants during for the next 12 months. Therefore, additional shares need to be allocated to the Amended SIP so that the Company can continue to use the Amended SIP for providing its employees and others who perform substantial services to the Company an incentive, through ownership of its Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals. Should such stockholder approval not be obtained, the Board will suspend granting options under the Amended SIP once the current available shares are fully utilized.

Summary of the Amended 2001 Stock Incentive Plan

The principal terms of the Amended SIP, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the Amended SIP, as proposed to be adopted, a copy of which is attached to this Proxy Statement as Appendix C.

Purpose.    The purpose of the Amended SIP is to provide the Company’s employees and others who perform substantial services to the Company an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

Administration.    The Amended SIP shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the “Plan Administrator”). The committee, if so appointed, shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”). The Amended SIP authorizes the Plan Administrator to select the employees, directors and consultants of the Company to whom incentive stock options, non-qualified stock options and other awards (collectively “Awards”) may be granted and to determine the terms and conditions of any Award. With respect to Awards subject to the Code Section 162(m), the committee will be comprised solely of two or more “outside directors” as defined under Code Section 162(m) and applicable tax regulations. For grants of Awards to individuals not subject to Rule 16b-3 and Code Section 162(m), the Board of Directors may authorize one or more officers to grant such Awards.

Subject to applicable laws, the Plan Administrator has the authority, in its discretion, to select employees, directors and consultants to whom Awards may be granted from time to time, to determine whether and to what extent Awards are granted, to determine the number of shares of the Company’s Common Stock or the amount of other consideration to be covered by each Award, to approve Award Agreements for use under the Amended SIP, to determine the terms and conditions of any Award, to amend the terms of any outstanding Award granted, to construe and interpret the terms of the Amended SIP and Awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other action not inconsistent with the terms of the 2001 Stock Incentive Plan as the Administrator deems appropriate.

Eligibility.    The Amended SIP permits the grant of incentive stock options within the meaning of Section 422 of the Code only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than incentive stock options may be granted to employees, directors, or consultants of these entities.

Terms and Conditions of Awards.    The Plan Administrator is authorized to award any type of arrangement to an employee, director or consultant that is consistent with the provisions of the Amended SIP and that by its terms involves or might involve the issuance of (i) shares of Common Stock, (ii) an option, stock appreciation right, or similar right with a fixed or variable price related to the fair market value of the Company’s Common Stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) any other security with value derived from the value of the Company’s Common Stock. Subject to the terms of the Amended SIP, the Plan Administrator shall determine the provisions, terms and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, forfeiture provisions, forms of payment and the like.

Each Award shall be designated in an Award Agreement. In the case of an option, the option shall be designated as either an incentive stock option or a non-qualified stock option. To the extent that the aggregate fair market value of shares of the Company’s Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options.

The maximum number of shares with respect to which options or stock appreciation rights may be granted to any participant in any fiscal year of the Company shall be 400,000 shares. However, in connection with his or her commencement of continuous services with the Company, a participant may be granted options or stock appreciation rights for up to an additional 600,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Plan Administrator in connection with any change in the Company’s capitalization due a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is cancelled, the cancelled Award shall continue to count against the maximum number of shares of Common Stock with respect to which an Award may be granted to a participant.

The term of an Award may not be for more than ten years from date of grant (or five years in the case of incentive stock options granted to any grantee who owns stock representing more than ten percent of the combined voting power of the Company or any parent or subsidiary corporation of the Company).

Grants by Plan Administrator.    The Amended SIP authorizes the Plan Administrator to grant incentive stock options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than ten percent of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. The exercise price of non-qualified stock options shall not be less than 85% of the fair market value on the date the option is granted. The exercise price of Awards intended to qualify as performance-based compensation for purposes of Code Section 162(m) shall not be less than 100% of the fair market value on the date the option is granted. Subject to applicable laws, the consideration to be paid for the shares of the Company’s Common Stock to be issued upon exercise or purchase of an Award, including method of payment, shall be determined by the Plan Administrator. In addition to any other types of consideration the Plan Administrator may, for example, accept as consideration cash, check, promissory note with such recourse, interest, security and redemption provisions as the Plan Administrator determines to be appropriate, shares of Common Stock, or the like or any combination of the foregoing methods of payment.

Termination of Employment.    An Award may not be exercised after the termination date of such Award as set forth in the Award Agreement. In the event a participant in the Amended SIP terminates his or her employment with the Company, an Award may be exercised only to the extent provided in the Award Agreement. Where an Award Agreement permits a participant to exercise an Award following termination of employment, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever comes first. Any Award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

Transferability of Awards.    During their lifetime, those who hold incentive stock options cannot transfer these options other than by will or by the laws of descent or distribution. The options may be exercised during the lifetime of the participant only by the participant; provided, however, that the participant may designate a beneficiary of his or her incentive stock option in the event of his or her death. Other Awards may be transferred by gift or through a domestic relations order to members of a participant’s immediate family to the extent provided for in the Award Agreement or in the manner and to the extent determined by the Plan Administrator.

Adjustments Upon Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding Awards, the number of shares of Common Stock that have been authorized for issuance under the Amended SIP, the exercise or purchase price of each outstanding Award, the maximum number of shares of Common Stock that may be granted to any participant in a fiscal year, and the like, may be proportionally adjusted by the Plan Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

Corporate Transactions.    In the event of a corporate transaction (such as (i) a merger or consolidation in which the Company is not the surviving legal entity, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iii) the approval by the Company’s stockholders of any plan or proposal for the liquidation or dissolution of the Company, (iv) a reverse merger in which the Company is the surviving legal entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to persons different from those who held the securities immediately prior to such merger, (v) or the acquisition by a person or group of persons of beneficial ownership of securities representing more than 50% of the total combined voting power of the Company’s outstanding securities) each Award which is at the time outstanding shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options). Effective upon the consummation of the corporate transaction, all outstanding Awards shall terminate. However, all such awards shall not terminate if the Awards are assumed by the successor corporation. In addition, an outstanding Award shall not fully vest and be exercisable and released from such restrictions if the Award is assumed or replaced with a comparable Award by the successor corporation. If an Award is assumed or replaced with a comparable Award by the successor corporation and the continuous service of the grantee is terminated by the successor corporation without cause or voluntarily by the grantee with good reason within 12 months of a corporate transaction, each Award of such grantee shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options) and repurchase or forfeiture rights.

Following a change in control (such as a change in ownership or control effected through the direct or indirect acquisition by any person or related group or persons of beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of continuing directors who are not affiliates or associates of the offeror do not recommend such stockholders accept, or a change in the composition of the Board over a period of 36 months or less such that a majority of the Board ceases to be comprised of individuals who are continuing directors) and upon the termination of continuous service of a grantee if such continuous service is terminated by the Company without cause or voluntarily by the grantee with good reason within 12 months of a change in control, each Award of such grantee shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options) and repurchase or forfeiture rights.

Effective upon the consummation of a related entity disposition (such as the sale, distribution or other disposition by the Company of all or substantially all of the interests of the Company in any parent, subsidiary or any entity in which the Company, a parent or subsidiary, holds a substantial ownership interest), for purposes of the Amended SIP, the continuous service of each grantee who is engaged primarily in the service of the related entity shall be deemed to terminate and each Award of such grantee automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options). However, the continuous service of the grantee shall not be deemed to terminate and an outstanding Award shall not fully vest and be exercisable and released from such restrictions if the Award is assumed or replaced with a comparable Award by the successor entity. If an Award is assumed or replaced with a comparable Award by the successor entity and the continuous service of the grantee is terminated by the successor entity without cause or voluntarily by the grantee with good reason within 12 months of a related entity disposition, each Award of such grantee shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options) and repurchase or forfeiture rights.

Amendment, Suspension or Termination of the Amended SIP.    The Board may at any time amend, suspend or terminate the Amended SIP. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company will obtain stockholder approval of any amendment to the Amended SIP in such a manner and to such a degree as required. The Amended SIP will terminate in July 2011 unless previously terminated by the Board of Directors. Any amendment, suspension or termination of the Amended SIP shall not affect Awards already granted and such Awards shall remain in full force and effect as if the Amended SIP had not been amended, suspended or terminated.

Certain Federal Tax Consequences

The grant of a non-qualified stock option under the Amended SIP will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant. Any gain or loss on the participant’s subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

The grant of an incentive stock option under the Amended SIP will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Code Section 83(b) (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Recipients of stock appreciation rights generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right.

The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the Company withholds the appropriate taxes with respect to such income and the individual’s total compensation is deemed reasonable in amount. Participating individuals will recognize gain upon the disposition of any stock received on exercise of a stock appreciation right equal to the excess of (1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for more than one year.

The foregoing summary of the federal income tax consequences of Amended SIP transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

Board Recommendation and Vote Required

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT OF THE SIP. To be adopted, the proposal must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions will have the effect of votes against the proposal. Proxies solicited by management for which no specific direction is included will be voted “for” the proposal to approve the amendment of the SIP.

Other Business

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED APRIL 5, 2003 AS FILED WITH THE SEC WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, MTI TECHNOLOGY CORPORATION, 14661 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780.

Only one annual report or Proxy Statement, as applicable, may be delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the annual report or Proxy Statement, as applicable, to a security holder at a shared address to which a single copy of such documents was delivered. Such request should be directed to Mellon Investor Services, c/o Proxy Services Corporation, 115 Amity Street, Jersey City, NJ 07304. In addition, security holders sharing an address can request delivery of a single copy of annual reports or Proxy Statements if they are receiving multiple copies of annual reports or Proxy Statements by directing such request to the same mailing address.

Stockholder Proposals for the 2004 Annual Meeting

Stockholders who may wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2004 Annual Meeting of Stockholders must submit such proposals in writing to the Secretary at the address shown at the top of page one not later than March 23, 2004. In addition, to be properly considered at the 2004 Annual Meeting of Stockholders, notice of any stockholder proposals must be given to the Company’s Secretary in writing not less than 30 nor more than 60 days prior to the meeting; provided, that in the event that less than 40 days notice of the meeting date is given to stockholders, proposals must be received not later than the close of business on the tenth day following the day on which notice of the annual meeting date was mailed or publicly disclosed. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the 2004 Annual Meeting (a) a brief description of the matter the stockholder proposes to bring before the annual meeting, (b) the name and home address of the stockholder proposing such business, (c) the class and number of shares of Common Stock beneficially owned by such stockholder and (d) any material interest of such stockholder in such business.

By Order of the Board of Directors

Thomas P. Raimondi, Jr.

President, Chief Executive

Officer and Chairman of the Board of Directors

Tustin, California

July 21, 2003

APPENDIX “A”

PROXY

MTI TECHNOLOGY CORPORATION

14661 FRANKLIN AVENUE, TUSTIN, CALIFORNIA 92780

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

MTI TECHNOLOGY CORPORATION TO BE HELD ON AUGUST 21, 2003.

The undersigned hereby appoints Thomas P. Raimondi, Jr. and Mark A. Franzen, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of MTI Technology Corporation (the “Company”) to be held at the Company’s offices, 14661 Franklin Avenue, Tustin, California 92780, on Thursday, August 21, 2003, at 10:00 a.m. local time, and at any and all adjournments thereof, and to vote all Common Stock of the Company, as designated on the reverse side of this proxy card, with all the powers the undersigned would possess if personally present at the meeting.

See reverse side (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) See reverse side

☒	Please mark your votes as in this example

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3. THIS PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED ON THE REVERSE SIDE, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	ELECTION OF DIRECTORS: Nominees: Franz L. Cristiani and John Repp

☐	FOR All NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
For all nominees except as noted above (to withhold authority to vote for any individual nominee, strike a line through that nominee’s name)	☐	☐

2. Ratification of selection of KPMG LLP as the Company’s independent auditors for fiscal year 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approval of an amendment to the 2001 Stock Incentive Plan to increase by 2,500,000 the number of shares available for grant under such plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2003 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            ☐

NOTE:  Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature:	Date:

Signature:	Date:

APPENDIX “B”

MTI TECHNOLOGY CORPORATION

The Amended and Restated Audit Committee Charter

MTI TECHNOLOGY CORPORATION

CHARTER OF THE AUDIT COMMITTEE

Amended and Restated — June 20, 2003

This charter (the “Charter”) of the Audit Committee (the “Committee”) was adopted by the Board of Directors (the “Board”) of MTI Technology Corporation (the “Company”) on June 20, 2003.

PURPOSE OF THE COMMITTEE

The Committee of the Company is appointed by the Board to assist in its oversight of the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe.

The Committee’s primary duties and responsibilities are to:

•	oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	assist the Board in oversight and monitoring of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications, independence and performance, and (4) the Company’s internal accounting and financial controls;

•	provide the Company’s Board with the results of its monitoring and recommendations derived therefrom;

•	provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board;

•	prepare the report of the Committee required to be included in the Company’s annual proxy statement under the rules of the Securities and Exchange Commission (the “SEC”);

•	provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board; and

•	undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

The Committee recognizes that the management and the independent auditors have more time, knowledge and detailed information about the Company than do Committee members; consequently the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the work of the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s policies. That is the responsibility of management and the independent auditors.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of three or more directors, as determined by the Board. The Committee members shall be designated by the Board and shall serve at the discretion of the Board.

Independence

The Members of the Committee shall be “independent” as required by the standards set forth in:

•	the independence standards set forth in the Rules of the National Association of Securities Dealers, Inc. (“NASD”) governing companies listed on The Nasdaq Stock Market, including NASD Marketplace Rule 4200, as amended from time to time; and

•	the independence requirements set forth in the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”), as amended from time to time.

In addition to those requirements, the members of the Committee must be independent of management and not have any relationships that, in the opinion of the Board, would interfere with their exercise of independent judgment.

Financial Expertise

Each member of the Committee shall be financially literate and possess knowledge of finance and accounting practices, in accordance with the audit committee requirements set forth in the Rules of the NASD. One member of the Committee shall qualify as an “Audit Committee Financial Expert” as required by the Sarbanes-Oxley Act of 2003 and as defined in the rules promulgated by the SEC, as amended from time to time.

Appointment

Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

Removal

A member of the Committee shall be automatically removed if (1) the member is no longer a director of the Company, (2) is determined by the Board to no longer be “independent” or (3) is ineligible because of other rules or requirements.

POWERS

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, at the Company’s expense, as it determines necessary to carry out its duties. The Committee is authorized to have full access to the independent auditors as well as to all Company personnel, records and other informational sources.

RESPONSIBILITIES

In meeting its responsibilities, the Committee is expected to:

1.  Review and reassess the adequacy of this Charter annually. Submit this charter to the Board for approval and have the document published at least every three years in accordance with the rules and regulations promulgated by the SEC.

2.  With respect to the Company’s independent auditors:

a.  The Committee is responsible for the appointment and evaluation and, where appropriate, replacement of the Company’s independent auditors. The Committee shall have the ultimate authority and responsibility to compensate, retain and oversee the work of the independent auditors for the purpose of preparing or issuing an audit report or related work and ensuring independent audit partner rotation as required by the rules promulgated by the SEC, as amended from time to time. The Committee shall approve all the fees and other compensation to be paid to the independent auditors and will review with the Board and the Company’s Chief Executive Officer (the “CEO”) and Chief Financial Officer (the “CFO”) the performance and compensation of the auditors.

b.  The Committee shall pre-approve all audit and non-audit services provided to the Company by the independent auditors (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary or permissible under the rules promulgated by the SEC, as amended from time to time). In this connection, the Committee will meet with the auditors and the Company’s financial management to review the audit plans and proposed procedures for the current year’s audit.

c.  The Committee will review the independence of the auditors. It will require that the auditors annually provide a formal written statement regarding all relationships between the independent auditors and the Company to comply with Independence Standards Board Statement No. 1 The Committee will review, and actively discuss with the Board, if necessary, and the auditors, on a periodic (and at least annual) basis, any relationships or services between the auditors and the Company or any other relationships or services that may impact the objectivity and independence of the auditors. The Committee shall recommend, if necessary, that the Board take certain action(s) to satisfy itself of the auditor’s independence.

d.  Prior to releasing the year-end earnings, the Committee will discuss the results of the audit with the independent auditors and will discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

e.  The Committee will arrange for the independent auditors to be available to the full Board at least annually to help provide a basis for the Board to recommend the appointment of the independent auditor.

3.  Review significant findings of internal audits and management’s responses thereto. The Committee will review and consider the recommendations of the CEO and CFO with respect to the appointment or replacement of the senior internal auditing executive.

4.  Review and discuss with management and the independent auditors the financial statements and Management’s Discussion and Analysis proposed to be included in the Company’s quarterly and annual filings with the SEC. The Committee will determine whether to recommend to the Board inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K.

5.  Review and discuss with management, before release, the Company’s quarterly press release on earnings.

6.  In consultation with the independent auditors, the internal audit department and management, consider and review at the completion of the annual audit the following:

a.  The Company’s annual financial statements and related notes.

b.  The independent auditors’ audit of the financial statements and their report thereon.

c.  Any significant changes required from the auditors’ initial audit plan.

d.  Any difficulties or disputes with management encountered during the course of the audit.

e.  The adequacy of the Company’s system of internal financial controls.

f.  Any deficiency in, or suggested improvement to, the procedures or practices employed by the Company as reported by the independent auditors in their annual management letter.

g.  Other matters related to the audit, which are required to be communicated to the Committee by generally accepted auditing standards, including a discussion of critical accounting policies and procedures, any discussions between the auditors and management regarding alternative treatment of financial information, and material written communications between management and the auditors.

7.  Establish a system whereby any complaints or concerns regarding the Company’s accounting, internal controls, auditing matters or disclosure obligations can be confidentially and anonymously reported to the Committee for appropriate follow-up.

8.  Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

9.  Review legal proceedings, litigation contingencies and other risks and exposures that could materially affect the financial statements.

10.  Review and approve all related-party transactions.

11.  Review with the independent auditors that firm’s assessment of the financial staff of the Company (including the internal audit staff).

12.  Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

13.  Review policies and procedures for officers’ expense accounts and perquisites; consider the results of any review of these areas by the independent or internal auditors.

14.  Prepare a report for inclusion in the Company’s annual report or proxy that describes the Committee’s responsibilities and how those responsibilities were discharged.

APPENDIX “C”

MTI TECHNOLOGY CORPORATION

The Amended 2001 Stock Incentive Plan

MTI TECHNOLOGY CORPORATION

2001 STOCK INCENTIVE PLAN

(as amended by the Board of Directors on 6/24/2003)

1.  Purposes of the Plan.    The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.  Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)  “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)  “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d)  “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

(e)  “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)  “Board” means the Board of Directors of the Company.

(g)  “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee’s Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company’s or such Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company’s or such Related Entity’s satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

(h)  “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)  the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)  a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up tothe next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(i)  “Code” means the Internal Revenue Code of 1986, as amended.

(j)  “Committee” means any committee appointed by the Board to administer the Plan.

(k)  “Common Stock” means the common stock of the Company.

(l)  “Company” means MTI Technology Corporation, a Delaware corporation.

(m)  “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n)  “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o)  “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

(p)  “Corporate Transaction” means any of the following transactions:

(i)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(iii)  approval by the Company’s shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;

(iv)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(v)  acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(q)  “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(r)  “Director” means a member of the Board or the board of directors of any Related Entity.

(s)  “Disability” means a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t)  “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u)  “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x)  “Good Reason” means the occurrence after a Corporate Transaction, Change in Control or Related Entity Disposition of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 30 days of the effective time of such event or condition):

(i)  a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition;

(ii)  a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction, Change in Control or Related Entity Disposition or at any time thereafter; or

(iii)  requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee’s job location or residence prior to the Corporate Transaction, Change in Control or Related Entity Disposition except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction, Change in Control or Related Entity Disposition.

(y)  “Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

(z)  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(aa)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb)  “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc)  “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd)  “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff)  “Performance—Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(gg)  “Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

(hh)  “Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ii)  “Plan” means this 2001 Stock Incentive Plan.

(jj)  “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk)  “Related Entity Disposition” means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

(ll)  “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(mm)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn)  “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(oo)  “Share” means a share of the Common Stock.

(pp)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.

(a)  Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards shall be 8,461,910 Shares, and commencing with the first business day of each calendar year thereafter beginning with January 2, 2004, such maximum aggregate number of Shares shall be increased by a number equal to three percent (3%) of the number of Shares outstanding as of December 31 of the immediately preceding calendar year. Notwithstanding the foregoing, subject to the provisions of Section 10, below, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 6,500,000 Shares, and such number shall not be subject to annual adjustment as described above. Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued pursuant to all Awards of Restricted Stock is 6,500,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)  Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.  Administration of the Plan.

(a)  Plan Administrator.

(i)  Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)  Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)  Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)  Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)  Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)  to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)  to determine whether and to what extent Awards are granted hereunder;

(iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)  to approve forms of Award Agreements for use under the Plan;

(v)  to determine the terms and conditions of any Award granted hereunder;

(vi)  to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(viii)  to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix)  to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

5.  Eligibility.    Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.  Terms and Conditions of Awards.

(a)  Type of Awards.    The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)  Designation of Award.    Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(c)  Conditions of Award.    Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)  Acquisitions and Other Transactions.    The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)  Deferral of Award Payment.    The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)  Award Exchange Programs.    The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(g)  Separate Programs.    The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)  Individual Option and SAR Limit.    The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be 400,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 600,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(i)  Early Exercise.    The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)  Term of Award.    The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(k)  Transferability of Awards.    Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee’s Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

(l)  Time of Granting Awards.    The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.  Award Exercise or Purchase Price, Consideration and Taxes.

(a)  Exercise or Purchase Price.    The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)  granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

(iii)  In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)  In the case of other Awards, such price as is determined by the Administrator.

(v)  Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b)  Consideration.    Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)  cash;

(ii)  check;

(iii)  delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

(iv)  surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v)  with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi)  any combination of the foregoing methods of payment.

(c)  Taxes.    No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

8.  Exercise of Award.

(a)  Procedure for Exercise; Rights as a Stockholder.

(i)  Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)  An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

(b)  Exercise of Award Following Termination of Continuous Service.

(i)  An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)  Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)  Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.  Conditions Upon Issuance of Shares.

(a)  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.  Adjustments Upon Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.  Corporate Transactions/Change in Control/Related Entity Dispositions.    Except as may be provided in an Award Agreement:

(a)  In the event of any Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award. Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if the Awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof. In addition, an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Corporate Transaction, either assumed by the successor corporation or Parent thereof or replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof or (ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer corporation for “Company or Related Entity” for the definition of “Continuous Service”) if such Continuous Service is terminated by the successor company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Corporate Transaction. The determination of Award comparability above shall be made by the Administrator.

(b)  Following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately upon the termination of such Continuous Service.

(c)  Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights for all of the Shares at the time represented by such Award and be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its Parent. In addition, such Continuous Service shall not be deemed to terminate and an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Related Entity Disposition, either to be assumed by the successor entity or its parent or to be replaced with a comparable Award with respect to interests in the successor entity or its parent or (ii) such Award is to be replaced with a cash incentive program of the successor entity which preserves the compensation element of such Award existing at the time of the Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights immediately upon termination of the Grantee’s Continuous Service (substituting the successor employer entity for “Company or Related Entity” for the definition of “Continuous Service”) if such Continuous Service is terminated by the successor entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Related Entity Disposition. The determination of Award comparability above shall be made by the Administrator.

(d)  The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12.  Effective Date and Term of Plan.    The Plan shall become effective upon the later to occur of its adoption by the Board and its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.  Amendment, Suspension or Termination of the Plan.

(a)  The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)  No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)  Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.  Reservation of Shares.

(a)  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.  No Effect on Terms of Employment/Consulting Relationship.    The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

16.  No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.